                                                                   Exhibit 99.10

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2006-HE1

================================================================================

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[383,676,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-HE1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                JANUARY 25, 2006

================================================================================

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2006-HE1

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $249,927,944
Aggregate Original Principal Balance      $249,972,724
Number of Mortgage Loans                           970

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $41,040   $750,000     $257,704
Outstanding Principal Balance   $41,039   $749,994     $257,658

                                 MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                                 -------   -------   --------------------
Original Term (mos)                  360      360             360
Stated remaining Term (mos)(5)       349      358             356
Loan Age (mos)(5)                      2       11               4
Current Interest Rate              4.750%  10.750%          6.917%
Initial Interest Rate Cap (3)      2.000%   3.000%          3.000%
Periodic Rate Cap (3)              1.000%   2.000%          1.009%
Gross Margin (3)                   3.000%  10.250%          5.788%
Maximum Mortgage Rate (3)         10.750%  17.675%         13.219%
Minimum Mortgage Rate (3)          3.000%  10.675%          6.820%
Months to Roll (3)                    16       74              22
Original Loan-to-Value             33.19%  100.00%          81.21%
Credit Score (4)                     506      802             651

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   02/01/2035   11/01/2035

                      PERCENT OF
                    MORTGAGE POOL
                    -------------
LIEN POSITION
1st Lien                99.79%
2nd Lien                 0.21

OCCUPANCY
Primary                 94.42%
Second Home              0.91
Investment               4.67

LOAN TYPE
Fixed Rate               3.38%
ARM                     96.62

AMORTIZATION TYPE
Fully Amortizing         0.00%
Interest-Only          100.00%
Balloon                  0.00

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
YEAR OF ORIGINATION
2005                          100.00%

LOAN PURPOSE
Purchase                       57.05%
Refinance - Rate/Term           4.29
Refinance - Cashout            38.65

PROPERTY TYPE
Single Family                  71.77%
Condominium                    16.83
Two- to Four-Family             8.11
Planned Unit Development        3.28

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  Minimum and  Weighting  only for loans with  scores.

(5)  As of the Cut-off Date.

MORTGAGE RATES

                           NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                             OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                          MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
RANGE OF MORTGAGE RATES     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------
5.500% or less                28     $  8,295,330       3.32%      5.268%      679       $296,262     77.02%     68.73%
5.501% to 6.000%              92       28,357,748      11.35       5.836       664        308,236     79.17      61.77
6.001% to 6.500%             160       45,240,786      18.10       6.328       662        282,755     79.61      52.58
6.501% to 7.000%             284       74,802,861      29.93       6.800       658        263,390     80.31      32.98
7.001% to 7.500%             175       42,364,312      16.95       7.277       645        242,082     81.36      32.04
7.501% to 8.000%             118       27,782,549      11.12       7.741       631        235,445     82.37      20.66
8.001% to 8.500%              51       12,023,382       4.81       8.292       625        235,753     87.13      18.20
8.501% to 9.000%              28        5,637,609       2.26       8.778       606        201,343     91.13      37.42
9.001% to 9.500%              15        3,318,153       1.33       9.267       617        221,210     92.77      42.94
9.501% to 10.000%              7          864,536       0.35       9.682       620        123,505     94.61      34.32
10.001% to 10.500%             6          687,850       0.28      10.404       614        114,642     98.47      72.03
10.501% to 11.000%             6          552,829       0.22      10.661       608         92,138     92.13      41.57
                             ---     ------------     -------     ------       ---       --------     -----      -----
Total:                       970     $249,927,944     100.00%      6.917%      651       $257,658     81.21%     39.10%
                             ===     ============     =======     ======       ===       ========     =====      =====

6.917% PER ANNUM

REMAINING MONTHS TO STATED MATURITY

                           NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
RANGE OF                     OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
REMAINING MONTHS          MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
TO STATED MATURITY         LOANS      OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC
------------------        --------   ------------   ----------   --------   --------   -----------   --------   -------
349 to 360                   970     $249,927,944     100.00%      6.917%      651       $257,658     81.21%     39.10%
Total:                       970     $249,927,944     100.00%      6.917%      651       $257,658     81.21%     39.10%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 349 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 356 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                              NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE   MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
LOAN PRINCIPAL BALANCES        LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC
--------------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------
$50,000 or less                   1     $     41,039       0.02%     9.700%       651       $ 41,039     80.00%      0.00%
$50,001 to $100,000              64        5,297,733       2.12      7.694        633         82,777     82.30      56.77
$100,001 to $150,000            168       21,268,725       8.51      7.313        644        126,600     81.67      49.61
$150,001 to $200,000            161       28,551,066      11.42      6.996        650        177,336     80.40      50.92
$200,001 to $250,000            132       29,736,158      11.90      7.065        641        225,274     81.32      45.28
$250,001 to $300,000            129       35,628,134      14.26      6.860        651        276,187     80.88      45.49
$300,001 to $350,000             84       27,196,529      10.88      6.779        652        323,768     81.10      43.04
$350,001 to $400,000             87       32,672,820      13.07      6.817        656        375,550     81.88      26.00
$400,001 to $450,000             63       26,990,234      10.80      6.767        655        428,416     79.99      23.87
$450,001 to $500,000             43       20,565,738       8.23      6.833        667        478,273     82.45      20.63
$500,001 to $550,000             15        7,874,548       3.15      7.084        653        524,970     83.34      53.49
$550,001 to $600,000             13        7,447,250       2.98      6.446        654        572,865     80.72      38.06
$600,001 to $650,000              6        3,755,593       1.50      6.628        645        625,932     81.70      16.74
$650,001 to $700,000              1          698,400       0.28      7.575        612        698,400     90.00     100.00
$700,001 to $750,000              3        2,203,976       0.88      6.196        658        734,659     74.06      31.94
                                ---     ------------     ------      -----        ---       --------     -----     ------
TOTAL:                          970     $249,927,944     100.00%     6.917%       651       $257,658     81.21%     39.10%
                                ===     ============     ======      =====        ===       ========     =====     ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $41,039 to approximately $749,994 and the average outstanding principal balance of the Mortgage Loans was approximately $257,658.

PRODUCT TYPES

                              NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                             MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
PRODUCT TYPES                  LOANS     OUTSTANDING     POOL        COUPON      SCORE    OUTSTANDING      LTV       DOC
-------------                --------   ------------   ----------   --------   --------   -----------   --------   -------
Fixed - 30 Year                  34     $  8,450,238       3.38%     7.038%       655       $248,536     83.47%     55.92%
ARM - 2 Year/6 Month            808      212,169,863      84.89      6.935        651        262,586     81.35      36.18
ARM - 3 Year/6 Month            120       26,536,155      10.62      6.882        650        221,135     80.88      55.31
ARM - 5 Year/6 Month              7        2,582,293       1.03      5.618        684        368,899     67.11      53.09
ARM - 7 Year/6 Month              1          189,394       0.08      4.875        750        189,394     70.00     100.00
                                ---     ------------     ------      -----        ---       --------     -----      -----
TOTAL:                          970     $249,927,944     100.00%     6.917%       651       $257,658     81.21%     39.10%
                                ===     ============     ======      =====        ===       ========     =====      =====

AMORTIZATION TYPE

                              NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                             MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
AMORTIZATION TYPE              LOANS     OUTSTANDING     POOL        COUPON      SCORE    OUTSTANDING      LTV       DOC
-----------------            --------   ------------   ----------   --------   --------   -----------   --------   -------
24 Month Interest-Only           67     $ 17,387,136       6.96%     7.013%       660       $259,509     80.92%     27.85%
60 Month Interest-Only          897      230,933,969      92.40      6.912        650        257,451     81.23      39.82
120 Month Interest-Only           6        1,606,839       0.64      6.608        651        267,807     82.09      58.72
                                ---     ------------     ------      -----        ---       --------     -----      -----
TOTAL:                          970     $249,927,944     100.00%     6.917%       651       $257,658     81.21%     39.10%
                                ===     ============     ======      =====        ===       ========     =====      =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                              NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                             MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
STATE                          LOANS     OUTSTANDING     POOL        COUPON      SCORE    OUTSTANDING      LTV       DOC
-----                        --------   ------------   ----------   --------   --------   -----------   --------   -------
Alabama                           2     $    122,800       0.05%     9.658%       610       $ 61,400     88.36%     55.70%
Arizona                          63       13,874,467       5.55      7.100        643        220,230     80.43      38.79
Arkansas                          3          445,606       0.18      7.790        636        148,535     85.66      55.12
California                      377      124,802,769      49.94      6.661        661        331,042     80.55      37.62
Colorado                         35        6,541,913       2.62      6.799        649        186,912     80.63      40.64
Connecticut                       2          489,150       0.20      6.576        683        244,575     76.74      34.84
Delaware                          1          223,936       0.09      6.850        678        223,936     80.00       0.00
District of Columbia              1          396,000       0.16      6.950        651        396,000     80.00       0.00
Florida                          88       16,930,528       6.77      7.226        642        192,392     81.88      48.16
Georgia                          38        7,514,148       3.01      8.308        626        197,741     88.33      49.37
Hawaii                            4        1,424,983       0.57      7.095        614        356,246     78.91      54.10
Idaho                             3          362,588       0.15      7.744        637        120,863     85.10      37.50
Illinois                         36        7,459,771       2.98      7.244        637        207,216     83.06      52.63
Indiana                           2          223,600       0.09      9.140        624        111,800     91.63      58.14
Iowa                              4          317,863       0.13      7.992        654         79,466     89.07      23.41
Kansas                            4        1,028,884       0.41      6.639        656        257,221     80.91      21.54
Maine                             1          243,990       0.10      7.550        629        243,990     80.00     100.00
Maryland                         38       11,266,921       4.51      7.305        631        296,498     82.11      26.21
Massachusetts                     4          804,690       0.32      6.817        652        201,173     80.69      35.67
Michigan                          8        1,469,500       0.59      8.567        621        183,688     85.58      29.83
Minnesota                         3          515,400       0.21      7.396        676        171,800     80.00       0.00
Missouri                         47        6,336,035       2.54      7.197        651        134,809     81.85      35.39
Nevada                           33        9,631,745       3.85      6.988        643        291,871     80.91      20.87
New Jersey                        9        2,093,299       0.84      7.303        655        232,589     77.55      36.93
New Mexico                        5          566,720       0.23      7.461        628        113,344     83.51      52.06
New York                          5        1,854,086       0.74      5.842        652        370,817     75.81      25.03
North Carolina                   16        2,219,036       0.89      7.062        641        138,690     81.84      82.32
Ohio                             18        2,697,480       1.08      6.887        647        149,860     79.87      28.62
Oklahoma                          1          119,200       0.05      6.350        644        119,200     80.00     100.00
Oregon                            8        1,808,725       0.72      6.783        636        226,091     80.63      75.46
Pennsylvania                      3          611,038       0.24      8.098        626        203,679     94.01       0.00
Rhode Island                      4          851,470       0.34      7.576        661        212,868     83.87      45.72
South Carolina                    8        1,498,841       0.60      6.212        654        187,355     76.24      47.81
South Dakota                      1           95,120       0.04      7.275        643         95,120     80.00     100.00
Tennessee                         6        1,117,378       0.45      6.901        643        186,230     81.82      17.60
Texas                             6        1,436,058       0.57      7.928        659        239,343     83.26      32.75
Utah                              8        1,307,590       0.52      7.415        647        163,449     84.22      55.63
Virginia                         31        9,371,303       3.75      6.942        641        302,300     82.27      48.48
Washington                       42        9,497,211       3.80      6.835        645        226,124     81.26      41.57
West Virginia                     1          261,599       0.10      6.850        605        261,599     80.00     100.00
Wisconsin                         1           94,500       0.04      7.300        606         94,500     79.01       0.00
                                ---     ------------     ------      -----        ---       --------     -----      -----
TOTAL:                          970     $249,927,944     100.00%     6.917%       651       $257,658     81.21%     39.10%
                                ===     ============     ======      =====        ===       ========     =====      =====

(1) No more than approximately 0.86% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                        NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL      MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
LOAN-TO-VALUE RATIOS     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC
--------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------
50.00% or less              5     $    946,000       0.38%     6.598%       612       $189,200     44.88%     93.13%
50.01% to 55.00%            3          585,995       0.23      5.973        658        195,332     51.66     100.00
55.01% to 60.00%            7        1,849,377       0.74      6.872        654        264,197     58.43      34.79
60.01% to 65.00%            9        1,853,997       0.74      6.420        662        206,000     63.07      82.36
65.01% to 70.00%           22        6,607,880       2.64      6.538        640        300,358     68.08      14.59
70.01% to 75.00%           35        7,514,582       3.01      6.655        649        214,702     73.89      34.29
75.01% to 80.00%          659      171,069,969      68.45      6.733        659        259,590     79.92      36.52
80.01% to 85.00%           68       19,007,386       7.61      6.986        627        279,520     84.36      45.57
85.01% to 90.00%          100       27,243,421      10.90      7.594        633        272,434     89.71      42.92
90.01% to 95.00%           38        9,448,398       3.78      7.939        637        248,642     94.87      55.15
95.01% to 100.00%          24        3,800,939       1.52      9.163        627        158,372     99.65      66.26
                          ---     ------------     ------      -----        ---       --------     -----      -----
TOTAL:                    970     $249,927,944     100.00%     6.917%       651       $257,658     81.21%     39.10%
                          ===     ============     ======      =====        ===       ========     =====      =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 33.19% to 100.00%.

LOAN PURPOSE

                         NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                           OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                        MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
LOAN PURPOSE              LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC
------------            --------   ------------   ----------   --------   --------   -----------   --------   -------
Purchase                   551     $142,595,693      57.05%     6.911%       663       $258,794     81.10%     29.15%
Refinance - Cashout        371       96,605,728      38.65      6.903        636        260,393     81.24      51.84
Refinance - Rate/Term       48       10,726,523       4.29      7.125        633        223,469     82.46      56.79
                           ---     ------------     ------      -----        ---       --------     -----      -----
TOTAL:                     970     $249,927,944     100.00%     6.917%       651       $257,658     81.21%     39.10%
                           ===     ============     ======      =====        ===       ========     =====      =====

PROPERTY TYPE

                            NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                              OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                           MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
PROPERTY TYPE                LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC
-------------              --------   ------------   ----------   --------   --------   -----------   --------   -------
Single Family                 714     $179,364,777      71.77%     6.909%       649       $251,211     81.32%     41.80%
Planned Unit Development      147       42,074,733      16.83      6.930        652        286,223     80.51      33.39
Condominium                    85       20,279,338       8.11      6.932        662        238,580     80.93      32.85
Two- to Four-Family            24        8,209,096       3.28      6.988        661        342,046     83.25      24.92
                              ---     ------------     ------      -----        ---       --------     -----      -----
TOTAL:                        970     $249,927,944     100.00%     6.917%       651       $257,658     81.21%     39.10%
                              ===     ============     ======      =====        ===       ========     =====      =====

DOCUMENTATION

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
ACOUSTIC                      LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC
--------                    --------   ------------   ----------   --------   --------   -----------   --------   -------
Stated Documentation           165     $ 46,677,726      18.68%     7.279%       656       $282,895     80.91%      0.00%
Full Documentation             110       29,666,848      11.87      6.810        624        269,699     82.61     100.00
Limited Documentation           16        4,336,799       1.74      6.900        629        271,050     80.20       0.00
                               ---     ------------     ------      -----        ---       --------     -----      -----
TOTAL:                         291     $ 80,681,373      32.28%     7.086%       643       $277,256     81.50%     36.77%
                               ===     ============     ======      =====        ===       ========     =====      =====
NOVASTAR
Stated Documentation            84     $ 25,764,871      10.31%     6.550%       656       $306,725     80.25%      0.00%
Full Documentation              52       12,185,562       4.88      6.180        636        234,338     79.98     100.00
No Documentation                 7        1,987,467       0.80      6.222        709        283,924     77.58       0.00
Limited Documentation            5        1,774,238       0.71      7.172        632        354,848     91.24       0.00
NINA                             3        1,012,497       0.41      6.347        682        337,499     82.90       0.00
                               ---     ------------     ------      -----        ---       --------     -----      -----
TOTAL:                         151     $ 42,724,635      17.09%     6.450%       652       $282,945     80.57%     28.52%
                               ===     ============     ======      =====        ===       ========     =====      =====
COMUNITY
Full Documentation             118     $ 25,700,025      10.28%     6.422%       651       $217,797     80.43%    100.00%
Stated Documentation           103       23,922,619       9.57      6.975        670        232,258     80.58       0.00
Alternative Documentation       17        4,596,239       1.84      6.862        649        270,367     83.18       0.00
                               ---     ------------     ------      -----        ---       --------     -----      -----
TOTAL:                         238     $ 54,218,883      21.69%     6.703%       660       $227,810     80.73%     47.40%
                               ===     ============     ======      =====        ===       ========     =====      =====
OTHER
Full Documentation             138     $ 29,991,111      12.00%     7.030%       634       $217,327     82.23%    100.00%
Stated Documentation           129       36,917,373      14.77      7.323        669        286,181     81.78       0.00
Other Documentation             23        5,394,568       2.16      6.844        658        234,546     77.38       3.51
                               ---     ------------     ------      -----        ---       --------     -----      -----
TOTAL:                         290     $ 72,303,052      28.93%     7.166%       653       $249,321     81.64%     41.74%
                               ===     ============     ======      =====        ===       ========     =====      =====
GRAND TOTAL:                   970     $249,927,944     100.00%     6.917%       651       $257,658     81.21%     39.10%
                               ===     ============     ======      =====        ===       ========     =====      =====

OCCUPANCY

               NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                 OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
              MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
OCCUPANCY       LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC
---------     --------   ------------   ----------   --------   --------   -----------   --------   -------
Primary          692     $212,708,746      97.92%     6.765%       675       $307,383     80.95%     38.63%
Second Home       17        4,411,115       2.03      6.781        695        259,477     83.97      41.43
Investment         1          103,500       0.05      6.565        707        103,500     90.00     100.00
                 ---     ------------     ------      -----        ---       --------     -----      -----
TOTAL:           710     $217,223,361     100.00%     6.765%       675       $305,948     81.02%     38.72%
                 ===     ============     ======      =====        ===       ========     =====      =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                      NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                        OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
MORTGAGE LOANS AGE   MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
(MONTHS)               LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC
------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------
2                       209     $ 53,797,482      21.53%      7.021%      652       $257,404      80.54%    37.80%
3                       377       91,298,808      36.53       7.155       646        242,172      81.76     40.53
4                       179       48,955,826      19.59       6.799       657        273,496      81.22     46.69
5                       154       42,503,190      17.01       6.507       653        275,995      80.81     30.50
6                        44       11,605,829       4.64       6.656       645        263,769      82.68     37.77
7                         2          249,400       0.10      10.359       662        124,700     100.00      0.00
8                         1          116,720       0.05       7.600       695        116,720      80.00      0.00
10                        2          482,694       0.19       4.951       714        241,347      70.00     39.24
11                        2          917,994       0.37       5.771       672        458,997      66.09      0.00
                        ---     ------------     ------      ------       ---       --------     ------     -----
TOTAL:                  970     $249,927,944     100.00%      6.917%      651       $257,658      81.21%    39.10%
                        ===     ============     ======      ======       ===       ========     ======     =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                          NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
ORIGINAL PREPAYMENT      MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
PENALTY TERM               LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
-------------------      --------   ------------   ----------   --------   --------   -----------   --------   -------
None                        199     $ 50,834,983      20.34%     7.171%       645       $255,452     81.57%     32.89%
12 Months                    26        7,207,342       2.88      7.251        662        277,205     80.24      22.15
24 Months                   595      154,216,798      61.70      6.925        652        259,188     81.31      39.36
36 Months                   149       37,500,822      15.00      6.486        655        251,683     80.57      49.92
60 Months                     1          168,000       0.07      4.750        680        168,000     70.00       0.00
                            ---     ------------     ------      -----        ---       --------     -----      -----
TOTAL:                      970     $249,927,944     100.00%     6.917%       651       $257,658     81.21%     39.10%
                            ===     ============     ======      =====        ===       ========     =====      =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                          NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
RANGE OF CREDIT SCORES     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------
501 to 525                    3     $    406,600       0.16%     9.097%       508       $135,533     66.23%      0.00%
526 to 550                    4          534,799       0.21      8.392        539        133,700     79.36     100.00
551 to 575                   13        2,665,516       1.07      7.912        571        205,040     87.87      95.48
576 to 600                   85       19,116,080       7.65      7.433        589        224,895     83.16      64.25
601 to 625                  215       54,538,230      21.82      7.126        614        253,666     81.34      53.16
626 to 650                  234       61,708,571      24.69      6.919        639        263,712     81.45      42.14
651 to 675                  188       46,236,264      18.50      6.893        661        245,938     81.15      24.98
676 to 700                  115       31,924,461      12.77      6.583        687        277,604     80.56      27.32
701 to 725                   53       15,648,166       6.26      6.521        711        295,248     80.20      23.28
726 to 750                   30        8,659,022       3.46      6.503        736        288,634     80.08      18.45
751 to 775                   18        4,839,666       1.94      6.226        765        268,870     79.23      26.61
776 to 800                   11        3,578,569       1.43      6.702        785        325,324     78.50      14.03
801 to 825                    1           72,000       0.03      6.875        802         72,000     72.00     100.00
                            ---     ------------     ------      -----        ---       --------     -----     ------
TOTAL:                      970     $249,927,944     100.00%     6.917%       651       $257,658     81.21%     39.10%
                            ===     ============     ======      =====        ===       ========     =====     ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 506 to 802 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 651.

CREDIT GRADE

                          NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
ACOUSTIC                   LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
--------                 --------   ------------   ----------   --------   --------   -----------   --------   -------
AA                          220     $ 60,029,459      24.02%     6.985%       644       $272,861     80.97%     37.56%
A                            62       18,094,838      22.43      7.367        641        291,852     82.62      29.08
A-                            9        2,557,076       3.17      7.469        615        284,120     86.04      72.71
TOTAL:                      291     $ 80,681,373      32.28%     7.086%       643       $277,256     81.50%     36.77%
NOVASTAR
Alt A                        84     $ 23,743,160       9.50%     6.260%       668       $282,657     79.58%     18.25%
M1                           58       16,763,197      39.24      6.606        633        289,021     81.51      43.82
M2                            9        2,218,279       5.19      7.319        624        246,475     84.00      22.83
TOTAL:                      151     $ 42,724,635      17.09%     6.450%       652       $282,945     80.57%     28.52%
COMUNITY
AAA                          22     $  6,304,708       2.52%     6.395%       692       $286,578     81.39%     23.74%
AA+                         207       45,453,938      83.83      6.723        658        219,584     80.93      48.35
AA                            3          855,550       1.58      7.457        634        285,183     80.67      86.59
A-                            3          633,200       1.17       7.33        602        211,067     83.55      80.95
B                             2          713,240       1.32      6.527        606        356,620     67.99     100.00
C                             1          258,246       0.48      7.125        592        258,246     58.43     100.00
TOTAL:                      238     $ 54,218,883      21.69%     6.703%       660       $227,810     80.73%     47.40%
OTHER
A+                          114     $ 25,508,963      10.21%     7.502%       636       $223,763     83.34%     44.50%
Other                       176       46,794,089      64.72      6.982        663        265,876     80.71      40.24
TOTAL:                      290     $ 72,303,052      28.93%     7.166%       653       $249,321     81.64%     41.74%
                            ---     ------------     ------      -----        ---       --------     -----     ------
GRAND TOTAL:                970     $249,927,944     100.00%     6.917%       651       $257,658     81.21%     39.10%
                            ===     ============     ======      =====        ===       ========     =====     ======

GROSS MARGINS

                          NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
RANGE OF GROSS MARGINS     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------
2.501% to 3.000%              1     $    189,394       0.08%      4.875%      750       $189,394      70.00%   100.00%
3.001% to 3.500%              2          318,800       0.13       5.992       650        159,400      80.12     47.30
3.501% to 4.000%             11        3,280,044       1.36       6.771       636        298,186      77.17     20.71
4.001% to 4.500%             22        5,252,719       2.18       6.399       669        238,760      76.32     54.47
4.501% to 5.000%             88       25,552,289      10.58       6.189       664        290,367      79.17     51.30
5.001% to 5.500%            261       75,742,813      31.37       6.844       657        290,202      80.73     29.77
5.501% to 6.000%            230       58,651,928      24.29       6.911       651        255,008      81.26     38.20
6.001% to 6.500%            123       31,333,183      12.98       6.953       643        254,741      82.01     46.39
6.501% to 7.000%            162       34,234,696      14.18       7.263       644        211,325      81.50     37.25
7.001% to 7.500%              4          541,500       0.22       8.004       646        135,375      82.54     32.69
7.501% to 8.000%             10        1,473,699       0.61       9.078       603        147,370      94.90     81.27
8.001% to 8.500%              9        1,612,375       0.67       8.892       607        179,153      89.69     31.09
8.501% to 9.000%              9        2,442,715       1.01       9.033       590        271,413      92.75     61.48
9.001% to 9.500%              2          653,650       0.27       9.462       592        326,825      93.05     30.47
9.501% to 10.000%             1          129,500       0.05       9.875       591        129,500     100.00    100.00
10.001% to 10.500%            1           68,400       0.03      10.500       571         68,400      95.00    100.00
                            ---     ------------     ------      ------       ---       --------     ------    ------
TOTAL:                      936     $241,477,705     100.00%      6.913%      651       $257,989      81.13%    38.52%
                            ===     ============     ======      ======       ===       ========     ======    ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.000% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.788% per annum.

MAXIMUM MORTGAGE RATES

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF MAXIMUM            MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
MORTGAGE RATES                LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
----------------            --------   ------------   ----------   --------   --------   -----------   --------   -------
11.000% or less                  3     $    650,694       0.27%      4.899%      705       $216,898     70.00%     29.11%
11.001% to 11.500%               9        2,492,934       1.03       5.445       675        276,993     79.54      88.93
11.501% to 12.000%              66       20,856,683       8.64       5.788       663        316,010     79.14      72.93
12.001% to 12.500%             115       32,306,760      13.38       6.232       668        280,928     78.74      56.75
12.501% to 13.000%             215       57,715,436      23.90       6.641       659        268,444     79.88      36.23
13.001% to 13.500%             174       44,917,150      18.60       6.976       646        258,145     80.59      35.75
13.501% to 14.000%             168       40,693,189      16.85       7.238       645        242,221     81.50      22.53
14.001% to 14.500%              87       20,633,439       8.54       7.742       636        237,166     85.50      24.50
14.501% to 15.000%              54       13,008,488       5.39       8.099       623        240,898     85.30      19.03
15.001% to 15.500%              23        5,279,442       2.19       8.740       626        229,541     88.03      38.36
15.501% to 16.000%               7        1,027,047       0.43       9.083       605        146,721     90.15      41.66
16.001% to 16.500%               9        1,189,853       0.49       9.822       616        132,206     93.51      49.51
16.501% to 17.000%               5          641,589       0.27      10.020       617        128,318     96.06      53.16
17.501% to 18.000%               1           65,000       0.03      10.675       506         65,000     46.43       0.00
                               ---     ------------     ------      ------       ---       --------     -----      -----
TOTAL:                         936     $241,477,705     100.00%      6.913%      651       $257,989     81.13%     38.52%
                               ===     ============     ======      ======       ===       ========     =====      =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.750% per annum to 17.675% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.219% per annum.

NEXT RATE ADJUSTMENT DATE

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
NEXT RATE ADJUSTMENT DATE     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
-------------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------
May 2007                         1     $    116,720       0.05%     7.600%       695       $116,720     80.00%      0.00%
July 2007                       39       10,567,856       4.38      6.631        644        270,971     81.83      32.93
August 2007                    132       36,699,445      15.20      6.513        654        278,026     80.70      27.17
September 2007                 142       41,064,282      17.01      6.883        656        289,185     82.00      41.45
October 2007                   309       75,672,483      31.34      7.159        647        244,895     81.67      38.15
November 2007                  185       48,049,077      19.90      7.012        651        259,725     80.67      36.28
July 2008                        2          640,473       0.27      6.439        664        320,237     92.22     100.00
August 2008                     15        3,210,096       1.33      6.281        663        214,006     78.47      47.13
September 2008                  30        6,067,366       2.51      6.466        656        202,246     79.24      72.66
October 2008                    53       12,137,029       5.03      7.199        641        229,001     81.86      46.73
November 2008                   20        4,481,190       1.86      7.079        656        224,059     80.53      54.53
February 2010                    2          917,994       0.38      5.771        672        458,997     66.09       0.00
March 2010                       1          293,300       0.12      5.000        691        293,300     70.00       0.00
September 2010                   4        1,370,999       0.57      5.647        691        342,750     67.17     100.00
March 2012                       1          189,394       0.08      4.875        750        189,394     70.00     100.00
                               ---     ------------     ------      -----        ---       --------     -----     ------
TOTAL:                         936     $241,477,705     100.00%     6.913%       651       $257,989     81.13%     38.52%
                               ===     ============     ======      =====        ===       ========     =====     ======

ORIGINATOR

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
ORIGINATOR                    LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
----------                  --------   ------------   ----------   --------   --------   -----------   --------   -------
ACOUSTIC                       291     $ 80,681,373      32.28%     7.086%       643       $277,256     81.50%     36.77%
COMUNITY                       238       54,218,883      21.69      6.703        660        227,810     80.73      47.40
NOVASTAR                       151       42,724,635      17.09      6.450        652        282,945     80.57      28.52
Other                          290       72,303,052      28.93      7.166        653        249,321     81.64      41.74
                               ---     ------------     ------      -----        ---       --------     -----      -----
TOTAL:                         936     $241,477,705     100.00%     6.913%       651       $257,989     81.13%     38.52%
                               ===     ============     ======      =====        ===       ========     =====      =====